FAIR VALUE DISCLOSURES	12 Months Ended
Jun. 25, 2014
Fair Value Disclosures [Abstract]
FAIR VALUE DISCLOSURES
FAIR VALUE DISCLOSURES
(a) Non-Financial Assets Measured on a Non-Recurring Basis
In fiscal 2014, long-lived assets with a carrying value of $5.8 million, primarily related to nine underperforming restaurants, were written down to their fair value of $1.3 million resulting in an impairment charge of $4.5 million. In fiscal 2013, long-lived assets with a carrying value of $5.6 million, primarily related to three underperforming restaurants including the company-owned Chili's in Brazil, were written down to their fair value of $0.3 million resulting in an impairment charge of $5.3 million. We determined fair value based on projected discounted future operating cash flows of the restaurants over their remaining service life using a risk adjusted discount rate that is commensurate with the risk inherent in our current business model.
In fiscal 2014, we reviewed the transferable liquor licenses during our semi-annual impairment analysis and determined there was no impairment. In fiscal 2013, one transferable liquor license with a carrying value of $0.3 million was written down to the fair value of $0.1 million resulting in an impairment charge of $0.2 million. We determined fair value based on prices in the open market for licenses in same or similar jurisdictions.
All impairment charges related to underperforming restaurants and liquor licenses were included in other gains and charges in the consolidated statement of comprehensive income for the periods presented.
During fiscal 2014, we completed the valuation of the reacquired franchise rights related to the Canada acquisition and recorded the asset at an estimated fair value of $8.9 million in intangibles on the consolidated balance sheet. In fiscal 2014, we reviewed the reacquired franchise rights during our annual impairment analysis and determined there was no impairment.

The following table presents fair values for those assets measured at fair value on a non-recurring basis at June 25, 2014 and June 26, 2013 (in thousands):

	Fair Value Measurements Using
	(Level 1)	(Level 2)	(Level 3)	Total
Long-lived assets held for use:
At June 25, 2014	$0	$0	$1,342	$1,342
At June 26, 2013	$0	$0	$333	$333
Liquor licenses:
At June 25, 2014	$0	$0	$0	$0
At June 26, 2013	$0	$100	$0	$100
Reacquired franchise rights:
At June 25, 2014	$0	$0	$8,860	$8,860

(b) Other Financial Instruments
Our financial instruments consist of cash and cash equivalents, accounts receivable, accounts payable and long-term debt. The fair value of cash and cash equivalents, accounts receivable and accounts payable approximates their carrying amounts because of the short maturity of these items. The fair value of the 2.60% notes and 3.88% notes is based on quoted market prices and are considered Level 1 fair value measurements. At June 25, 2014, the 2.60% notes had a carrying value of $249.9 million and a fair value of $250.4 million and the 3.88% notes had a carrying value of $299.7 million and a fair value of $290.2 million. At June 26, 2013, the 2.60% notes had a carrying value of $249.8 million and a fair value of $244.2 million and the 3.88% notes had a carrying value of $299.7 million and a fair value of $279.5 million. The carrying amount of debt outstanding pursuant to the term loan and revolving credit facility approximates fair value as interest rates on these instruments approximate current market rates (Level 2).